Exhibit 99.1

FOR IMMEDIATE RELEASE

LIVE NATION ENTERTAINMENT REPORTS THIRD QUARTER 2010 FINANCIAL RESULTS

LOS ANGELES – November 4, 2010 – Live Nation Entertainment (NYSE: LYV) released financial results for the three months ended September 30, 2010 today. Live Nation completed its merger with Ticketmaster in January 2010; consequently, third quarter 2010 reported results include the legacy Ticketmaster operations for the full quarter.

“During the third quarter we executed a number of revenue enhancement programs to drive attendance and reduce the impact of the economic slowdown on consumer spending,” said Michael Rapino, President and Chief Executive Officer of Live Nation Entertainment. “We continued to drive results in our higher margin businesses, including our eCommerce and sponsorship assets. Given our direct access to over 200 million fans through our online storefront, we’re focused on improving our digital offerings and participating in multiple revenue streams linked to the online ticket purchase. Looking ahead, the artist pipeline for 2011 appears solid and we are taking a more profit-driven and measured approach to securing and pricing our shows given the uncertain economy. We are also taking additional steps to reduce our operating costs and further improve efficiencies across our operations as we move toward 2011. As we execute our strategy, we remain confident in our ability to maximize the value of our end-to-end platform and improve the performance of our business.”

“Clearly the adverse economic environment has negatively impacted our concert business during the 2010 year so far, and has had a similar impact on our ticketing and artist businesses as well,” said Irving Azoff, Executive Chairman of Live Nation Entertainment. “We continue to grow our Artist Nation business with new signings and acquisitions. While our roster of superstar clients and tour schedules for 2011 remains strong, we need some improvement in the overall economic environment in order to optimize profits going forward.”

The company will host a teleconference today, November 4th, 2010 at 5:00 p.m. Eastern Time, which can be accessed by dialing 888-603-6873 (U.S.) or 973-321-1019 (Int’l) and referencing passcode 16775958. To access the call via webcast, please visit the Investor Relations section of the company’s website at www.livenation.com/investors. Please visit the website approximately ten minutes prior to the start time to ensure a connection. Additional statistical and financial information to be provided on the call, if any, will be posted supplementally under that same link. For those who are not available to listen to the live broadcast, a replay will be available shortly after the call on the Live Nation website through November 11, 2010.

Live Nation Combined Metrics

In order to give comparable information, metrics below include the results of the legacy Ticketmaster operations, as applicable, for the three months and from the date of the merger (January 25) through the nine months ended September 30 for each of 2010 and 2009.

COMBINED METRICS

(Unaudited; $ in millions except as noted)
Key Drivers	Q3 2010	Q3 2009	Variance	9 months 2010	9 months 2009	Variance
CONCERTS
Number of Concerts (est.)	4,907	4,775	2.8%	15,049	14,933	0.8%
Total Attendance (est.)	16,447,000	19,534,000	(15.8%)	35,667,000	39,711,000	(10.2%)
Ancillary Net Revenue per Attendee - NA Amps	$17.53	$17.67	(0.8%)	$17.80	$17.89	(0.5%)
Ancillary Net Revenue per Attendee - Intl Festivals	$15.47	$14.81	4.5%	$15.50	$14.43	7.4%
eCOMMERCE
# of Average Monthly Unique Visitors (rounded, est.)	27,000,000	24,800,000	8.9%	26,900,000	25,100,000	7.2%
Online Advertising Revenue	$10.7	$9.7	10.3%	$26.7	$23.6	13.1%
SPONSORSHIP
Number of Sponsors - as of end of period (est.)	722	808	(10.6%)	722	808	(10.6%)
Sponsorship Revenue Recognized	$69.5	$73.9	(6.0%)	$129.6	$133.3	(2.8%)
Average Revenue per Sponsor (rounded, whole $)	$96,000	$91,000	5.5%	$179,000	$165,000	8.5%
TICKETING
# of Tickets Sold (rounded, est.)	32,271,000	33,711,000	(4.3%)	86,015,000	95,385,000	(9.8%)

(Unaudited; $ in millions, tickets in thousands)
Primary Ticketing Volume Trends by Category	Gross Value of Tickets Sold	Ticket Volume Totals	Total Mix % of Total	Gross Value of Tickets Sold	Ticket Volume Totals	Total Mix % of Total
	Third Quarter – 2010			Nine Months – 2010
Concerts	$1,068	17,948	56%	$2,979	46,325	54%
Sports	330	6,084	19%	861	16,771	19%
Arts & Theater	319	4,563	14%	850	12,611	15%
Family	100	2,392	7%	287	7,232	8%
Other (1)	43	1,284	4%	113	3,076	4%

Total - 2010	$1,860	32,271	100%	$5,090	86,015	100%

	Third Quarter – 2009			Nine Months – 2009
Concerts	$1,083	18,564	55%	$3,388	52,795	55%
Sports	324	6,042	18%	848	17,187	18%
Arts & Theater	341	5,171	15%	978	14,756	15%
Family	107	2,543	8%	279	7,310	8%
Other (1)	38	1,391	4%	111	3,337	4%

Total - 2009	$1,893	33,711	100%	$5,604	95,385	100%

(1)	Other category includes tickets for: comedy shows; parking; audio and facility tours; donations; lectures; and seminars.

In order to give comparable information, the combined results of operations below include the results of the legacy Ticketmaster operations for the three months and from the date of the merger (January 25) through the nine months ended September 30 for each of 2010 and 2009. As reported 2009 includes only Live Nation operations as reported in 2009.

FINANCIAL HIGHLIGHTS – 3rd QUARTER and NINE MONTHS

(Unaudited)

	COMBINED			COMBINED			AS REPORTED 2009
	Q3 2010	Q3 2009	Growth	9 months 2010	9 months 2009	Growth	Q3 2009	9 Months 2009
	($ in millions)			($ in millions)			($ in millions)
Revenue
Concerts	$1,380.5	$1,613.7	(14.5%)	$2,648.1	$2,951.6	(10.3%)	$1,613.7	$2,951.6
Ticketing	261.7	292.8	(10.6%)	734.7	856.4	(14.2%)	26.0	51.9
Artist Nation	111.0	151.7	(26.8%)	269.2	332.3	(19.0%)	90.2	193.7
eCommerce	25.8	25.3	2.0%	62.8	61.2	2.6%	5.4	11.0
Sponsorship	69.5	73.9	(6.0%)	129.6	133.3	(2.8%)	73.5	132.3
Other & Eliminations	(12.1)	(14.3)	15.4%	(18.5)	(13.8)	(34.1%)	(14.2)	(13.8)

	$1,836.4	$2,143.1	(14.3%)	$3,825.9	$4,321.0	(11.5%)	$1,794.6	$3,326.7

Adjusted Operating Income (Loss)
Concerts	$61.9	$103.1	(40.0%)	$43.7	$101.0	(56.7%)	$103.1	$101.0
Ticketing	65.5	56.0	17.0%	175.1	157.6	11.1%	11.4	10.5
Artist Nation	21.7	25.5	(14.9%)	32.4	41.9	(22.7%)	6.7	8.2
eCommerce	13.5	13.0	3.8%	24.4	25.2	(3.2%)	0.6	(3.8)
Sponsorship	53.1	48.0	10.6%	88.1	81.4	8.2%	47.7	80.5
Other & Eliminations	—	0.4	* *	(0.4)	1.0	* *	0.4	1.0
Corporate	(23.5)	(23.8)	(1.3%)	(57.3)	(66.9)	14.3%	(14.3)	(36.4)

	$192.2	$222.2	(13.5%)	$306.0	$341.2	(10.3%)	$155.6	$161.0

Operating Income (Loss)
Concerts	$30.4	$71.5	(57.5%)	$(40.4)	$4.7	* *	$71.4	$4.7
Ticketing	43.4	32.2	34.8%	94.1	86.7	8.5%	8.7	2.6
Artist Nation	5.7	8.7	(34.5%)	(4.2)	(2.3)	* *	4.8	1.0
eCommerce	11.1	10.8	2.8%	18.7	18.6	0.5%	(0.4)	(7.8)
Sponsorship	52.9	47.9	10.4%	87.5	81.2	7.8%	47.6	80.4
Other & Eliminations	0.6	0.2	* *	1.3	0.7	* *	0.2	0.6
Corporate	(29.1)	(27.1)	7.4%	(81.2)	(77.2)	5.2%	(16.2)	(43.0)

	$115.0	$144.2	(20.2%)	$75.8	$112.4	(32.6%)	$116.1	$38.5

Acquisition Expenses	$4.8	$14.7		$36.4	$43.0		$7.7	$26.5

	$110.2	$129.5		$39.4	$69.4		$108.4	$12.0

**	percentages are not meaningful

Free cash as of September 30, 2010 was $425.0 million. Free cash flow was $147.1 million for the third quarter of 2010 as compared to $153.4 million on a combined basis for the same period in 2009, and $177.7 million for the nine months ended September 30, 2010 as compared to $163.1 million on a combined basis for the same period of last year.

About Live Nation Entertainment:

Live Nation Entertainment (NYSE:LYV) is the largest live entertainment company in the world: connecting 200 million fans to 100,000 events in over 40 countries which has made Ticketmaster.com the #3 eCommerce website in the world. For additional information, visit www.livenation.com/investors.

Media & Investor Contact:

Linda Bandov Pazin

Live Nation Entertainment, Inc.

(310) 867-7000

lindabandov@livenation.com

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
	(in thousands except share and per share data)
Revenue	$1,836,351	$1,794,588	$3,825,902	$3,326,716
Operating expenses:
Direct operating expenses	1,387,302	1,467,647	2,769,459	2,679,438
Selling, general and administrative expenses	244,065	158,412	727,708	453,920
Depreciation and amortization	65,320	35,953	181,525	113,539
Loss (gain) on sale of operating assets	(779)	(27)	3,155	(1,009)
Corporate expenses	27,660	16,424	86,666	42,308
Acquisition transaction expenses	2,581	7,780	17,992	26,515

Operating income	110,202	108,399	39,397	12,005
Interest expense	29,414	17,438	85,773	50,557
Loss on extinguishment of debt	—	—	21,172	—
Interest income	(715)	(342)	(2,158)	(1,908)
Equity in earnings of nonconsolidated affiliates	(629)	(163)	(2,884)	(979)
Other expense (income)—net	(212)	3,858	(1,845)	4,465

Income (loss) from continuing operations before income taxes	82,344	87,608	(60,661)	(40,130)
Income tax expense (benefit):
Current	14,004	17,344	17,844	28,220
Deferred	2,905	(2,129)	(4,950)	(4,316)

Income (loss) from continuing operations	65,435	72,393	(73,555)	(64,034)
Income (loss) from discontinued operations, net of tax	(3,213)	6,779	(3,893)	13,241

Net income (loss)	62,222	79,172	(77,448)	(50,793)
Net income attributable to noncontrolling interests	10,818	9,925	11,648	9,865

Net income (loss) attributable to Live Nation Entertainment, Inc.	$51,404	$69,247	$(89,096)	$(60,658)

Basic net income (loss) per common share attributable to common stockholders:
Income (loss) from continuing operations attributable to Live Nation Entertainment, Inc.	$0.32	$0.74	$(0.53)	$(0.90)
Income (loss) from discontinued operations attributable to Live Nation Entertainment, Inc.	(0.02)	0.08	(0.02)	0.16

Net income (loss) attributable to Live Nation Entertainment, Inc.	$0.30	$0.82	$(0.55)	$(0.74)

Diluted net income (loss) per common share attributable to common stockholders:
Income (loss) from continuing operations attributable to Live Nation Entertainment, Inc.	$0.32	$0.71	$(0.53)	$(0.90)
Income (loss) from discontinued operations attributable to Live Nation Entertainment, Inc.	(0.02)	0.07	(0.02)	0.16

Net income (loss) attributable to Live Nation Entertainment, Inc.	$0.30	$0.78	$(0.55)	$(0.74)

Weighted average common shares outstanding:
Basic	170,285,159	83,631,558	162,285,785	82,296,605
Diluted	172,302,273	92,717,666	162,285,785	82,296,605

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED BALANCE SHEETS

	September 30, 2010	December 31, 2009
	(Unaudited)	(Audited)
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$855,616	$236,955
Accounts receivable, less allowance of $13,042 as of September 30, 2010 and $8,230 as of December 31, 2009	470,503	176,179
Prepaid expenses	433,434	277,599
Other current assets	46,596	27,133

Total current assets	1,806,149	717,866
Property, plant and equipment
Land, buildings and improvements	888,838	875,958
Computer equipment and capitalized software	186,251	131,875
Furniture and other equipment	165,245	156,756
Construction in progress	32,183	17,398

	1,272,517	1,181,987
Less accumulated depreciation	503,390	432,003

	769,127	749,984
Intangible assets
Definite-lived intangible assets—net	967,101	442,641
Indefinite-lived intangible assets	381,157	28,248
Goodwill	1,232,693	204,672

Investments in nonconsolidated affiliates	27,719	2,077
Other long-term assets	208,603	196,271

Total assets	$5,392,549	$2,341,759

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable, client accounts	$428,688	$—
Accounts payable	99,799	50,844
Accrued expenses	558,826	357,138
Deferred revenue	326,219	284,536
Current portion of long-term debt	65,324	41,032
Other current liabilities	52,613	18,684

Total current liabilities	1,531,469	752,234

Long-term debt, net	1,671,789	699,037
Long-term deferred income taxes	227,337	30,480
Other long-term liabilities	198,957	94,567
Series A and Series B redeemable preferred stock	—	40,000
Commitments and contingent liabilities

Redeemable noncontrolling interests	132,121	—

Stockholders’ equity
Common stock	1,723	860
Additional paid-in capital	2,044,110	1,090,572
Accumulated deficit	(522,881)	(433,785)
Cost of shares held in treasury	(9,592)	(9,529)
Accumulated other comprehensive income (loss)	(3,211)	4,199

Total Live Nation Entertainment, Inc. stockholders’ equity	1,510,149	652,317
Noncontrolling interests	120,727	73,124

Total stockholders’ equity	1,630,876	725,441

Total liabilities and stockholders’ equity	$5,392,549	$2,341,759

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine Months Ended September 30,
	2010	2009
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(77,448)	$(50,793)
Reconciling items:
Depreciation	90,239	76,033
Amortization	91,286	41,666
Deferred income tax benefit	(4,950)	(4,651)
Amortization of debt issuance costs	3,265	2,763
Amortization of debt discount/premium, net	5,109	6,528
Provision for uncollectible accounts receivable and advances	16,661	2,704
Non-cash loss on extinguishment of debt	8,272	—
Non-cash compensation expense	45,532	10,011
Unrealized changes in fair value contingent consideration	2,965	—
Loss (gain) on sale of operating assets	7,048	(3,658)
Equity in earnings of nonconsolidated affiliates	(2,884)	(1,982)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	(153,403)	(110,707)
Increase in prepaid expenses	(110,428)	(73,228)
Increase in other assets	(27,083)	(22,522)
Increase in accounts payable, accrued expenses and other liabilities	84,829	203,412
Increase (decrease) in deferred revenue	34,696	(995)

Net cash provided by operating activities	13,706	74,581

CASH FLOWS FROM INVESTING ACTIVITIES
Collection and advances of notes receivable	485	61
Distributions from nonconsolidated affiliates	6,019	2,223
Investments made to nonconsolidated affiliates	(775)	(821)
Purchases of property, plant and equipment	(49,165)	(53,854)
Proceeds from disposal of operating assets, net of cash divested	22,119	38,516
Cash paid for acquisitions, net of cash acquired	560,732	(5,146)
Purchases of intangible assets	(1,371)	(27,863)
Decrease (increase) in other—net	(246)	187

Net cash provided by (used in) investing activities	537,798	(46,697)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of debt issuance costs	1,318,132	430,511
Payments on long-term debt	(1,191,712)	(416,143)
Redemption of preferred stock	(40,000)	—
Contributions from noncontrolling interest partners	14	—
Distributions to noncontrolling interest partners	(10,538)	(816)
Proceeds from exercise of stock options	4,526	—
Issuance of treasury stock	—	1,553
Equity issuance costs	(357)	—
Payments for purchases of common stock	(1,567)	(5,803)
Payments for deferred and contingent consideration	(11,109)	(7,392)

Net cash provided by financing activities	67,389	1,910
Effect of exchange rate changes on cash and cash equivalents	(232)	28,635

Net increase in cash and cash equivalents	618,661	58,429
Cash and cash equivalents at beginning of period	236,955	199,660

Cash and cash equivalents at end of period	$855,616	$258,089

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the potential health and growth of Live Nation’s business; the company’s anticipated artist pipeline for 2011; potential improvements in the company’s digital offerings and the benefits expected to be derived therefrom; anticipated reduced operating costs and increased efficiencies; and the potential growth of the company’s Artist Nation business. Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated, challenges related to the post-merger integration of Live Nation and Ticketmaster, the potential impact of the economic slowdown and operational challenges associated with selling tickets and staging events.

Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.

Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, merger bonuses, payments under the Azoff Trust note and merger-related severance), depreciation and amortization (including goodwill impairment), loss (gain) on sale of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which are classified as liabilities). The company uses AOI to evaluate the performance of its operating segments. The company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of the portfolio of the businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in the company’s business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash Flow is a non-GAAP financial measure that the company defines as Adjusted Operating Income (Loss) less maintenance capital expenditures, less net cash interest expense, less cash taxes, less net distributions to minority interest partners, plus distributions from investments in nonconsolidated affiliates net of contributions to investments in nonconsolidated affiliates. The company uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than maintenance capital expenditures. The company believes that information about free cash flow provides investors with an important perspective on the cash available to service debt and make acquisitions. Free cash flow is not calculated or presented in accordance with GAAP. A limitation of the use of free cash flow as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of the company’s ability to fund its cash needs. Accordingly, free cash flow should be considered in addition to, and not as a substitute for, operating income (loss) and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash flow as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and for cash collected on behalf of others for ticket sales, plus event-related prepaids. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and finance venue and other revenue generating expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

COMBINED RESULTS

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash and stock-based compensation expense	Loss (gain) on sale of operating assets	Depreciation and amortization	Acquisition expenses	Operating income (loss)

	Three months ended September 30, 2010
Concerts	$61.9	$2.6	$(0.8)	$29.7	$(2.9)	$33.3
Ticketing	65.5	1.4	—	20.7	0.9	42.5
Artist Nation	21.7	3.4	—	12.6	1.3	4.4
eCommerce	13.5	0.2	—	2.2	0.1	11.0
Sponsorship	53.1	0.1	—	0.1	—	52.9
Other & Eliminations	—	—	—	(0.6)	—	0.6
Corporate	(23.5)	5.0	—	0.6	5.4	(34.5)

Total Live Nation	$192.2	$12.7	$(0.8)	$65.3	$4.8	$110.2

	Three months ended September 30, 2009
Concerts	$103.1	$1.8	$(0.2)	$30.0	$0.7	$70.8
Ticketing	56.0	1.6	—	22.2	—	32.2
Artist Nation	25.5	3.8	—	13.0	—	8.7
eCommerce	13.0	—	—	2.2	—	10.8
Sponsorship	48.0	—	—	0.1	—	47.9
Other & Eliminations	0.4	—	0.1	0.1	—	0.2
Corporate	(23.8)	3.1	—	0.2	14.0	(41.1)

Total Live Nation	$222.2	$10.3	$(0.1)	$67.8	$14.7	$129.5

	Nine months ended September 30, 2010
Concerts	$43.7	$6.2	$(2.0)	$79.9	$(2.3)	$(38.1)
Ticketing	175.1	10.7	5.2	65.1	7.4	86.7
Artist Nation	32.4	5.8	—	30.8	7.1	(11.3)
eCommerce	24.4	0.4	—	5.3	0.8	17.9
Sponsorship	88.1	0.4	—	0.2	0.1	87.4
Other & Eliminations	(0.4)	—	—	(1.7)	—	1.3
Corporate	(57.3)	22.0	—	1.9	23.3	(104.5)

Total Live Nation	$306.0	$45.5	$3.2	$181.5	$36.4	$39.4

	Nine months ended September 30, 2009
Concerts	$101.0	$3.8	$(1.1)	$93.6	$0.8	$3.9
Ticketing	157.6	4.7	—	66.2	—	86.7
Artist Nation	41.9	11.1	—	33.1	—	(2.3)
eCommerce	25.2	0.3	—	6.3	—	18.6
Sponsorship	81.4	—	—	0.2	—	81.2
Other & Eliminations	1.0	—	0.1	0.2	—	0.7
Corporate	(66.9)	9.2	—	1.1	42.2	(119.4)

Total Live Nation	$341.2	$29.1	$(1.0)	$200.7	$43.0	$69.4

AS REPORTED RESULTS

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

	Three months ended September 30, 2009
Concerts	$103.1	$1.8	$(0.1)	$30.0	$0.6	$70.8
Ticketing	11.4	0.1	—	2.6	—	8.7
Artist Nation	6.7	—	—	1.9	—	4.8
eCommerce	0.6	—	—	1.0	—	(0.4)
Sponsorship	47.7	—	—	0.1	—	47.6
Other & Eliminations	0.4	—	0.1	0.1	—	0.2
Corporate	(14.3)	1.7	—	0.2	7.1	(23.3)

Total Live Nation	$155.6	$3.6	$—	$35.9	$7.7	$108.4

	Nine months ended September 30, 2009
Concerts	$101.0	$3.8	$(1.1)	$93.6	$0.8	$3.9
Ticketing	10.5	0.1	—	7.8	—	2.6
Artist Nation	8.2	0.3	—	6.9	—	1.0
eCommerce	(3.8)	0.2	—	3.8	—	(7.8)
Sponsorship	80.5	—	—	0.1	—	80.4
Other & Eliminations	1.0	—	0.1	0.3	—	0.6
Corporate	(36.4)	5.5	—	1.1	25.7	(68.7)

Total Live Nation	$161.0	$9.9	$(1.0)	$113.6	$26.5	$12.0

Reconciliation of Adjusted Operating Income (Loss) to Free Cash Flow

($ in millions)	Reported Q3 2010	Reported Q3 2009	Combined Q3 2009
Adjusted operating income	$192.2	$155.6	$222.2
Less: Cash interest expense—net	(25.6)	(13.9)	(27.4)
Cash taxes	(14.0)	(18.9)	(26.7)
Maintenance capital expenditures	(7.4)	(5.2)	(12.5)
Distributions to noncontrolling interest partners	(2.3)	(0.5)	(1.1)
Distributions from (contributions to) investments in nonconsolidated affiliates	4.2	(0.1)	(1.1)

Free cash flow	$147.1	$117.0	$153.4

($ in millions)	Reported 9 months 2010	Reported 9 months 2009	Combined 9 months 2009
Adjusted operating income	$306.0	$161.0	$341.2
Less: Cash interest expense—net	(75.2)	(39.4)	(82.9)
Cash taxes	(17.8)	(32.5)	(56.8)
Maintenance capital expenditures	(30.0)	(13.9)	(35.5)
Distributions to noncontrolling interest partners	(10.5)	(0.8)	(7.1)
Distributions from (contributions to) investments in nonconsolidated affiliates	5.2	1.4	4.2

Free cash flow	$177.7	$75.8	$163.1

Reconciliation of Cash and Cash Equivalents to Free Cash

($ in millions)	Sept 30, 2010
Cash and cash equivalents	$855.6
Client Cash	$(350.2)
Deferred revenue—event related	$(283.0)
Accrued artist fees	$(39.0)
Collections on behalf of others	$(39.9)
Prepaids related to artist settlements/events	$281.5

Free cash	$425.0